Building the Next Generation of RNA Medicines ARCTURUS THERAPEUTICS June 2019 Exhibit 99.1

FORWARD LOOKING STATEMENTS ARCTURUS THERAPEUTICS This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; the development and commercial potential of any of our product candidates; the timing and success of our development efforts; the success of any of our trials and our ability to achieve regulatory approval for any product candidate; the entry into or modification or termination of collaborative agreements; the date that an IND may be filed with the FDA; the potential market or success for the clinical development programs of Arcturus; and any statements other than statements of historical fact, including those related to Arcturus’ future cash, market or financial position. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements.  The forward-looking statements contained or implied in this press presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 18, 2019 and in subsequent filings with, or submissions to, the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.   BUILDING INNOVATIVE RNA MEDICINES

Arcturus is an mRNA Medicines Drug Development Company Focused on Rare Diseases HQ: San Diego; Founded: 2013; Nasdaq: ARCT Outstanding Shares: 10.8 M; Employees: 85; Insider Ownership: 24% BUILDING INNOVATIVE RNA MEDICINES Broad and Strong Intellectual Property Portfolio 152 Patents & Patent Applications LUNAR® Delivery Technology RNA Drug Substance & Drug Product Process Manufacturing Investment Highlights ARCTURUS THERAPEUTICS LUNAR® Delivery Platform Validated by Multiple Strategic Partners More than $1 Billion in potential milestones and royalties Promising Preclinical Safety Data for LUNAR® Delivery and mRNA Drug Products

Arcturus mRNA Medicines BUILDING INNOVATIVE RNA MEDICINES Key Value Drivers: mRNA Medicines & Platform ARCTURUS THERAPEUTICS Arcturus LUNAR® Delivery Platform: Enabling Genetic Medicines Strategic Partners: More than $1 Billion in Potential Milestones & Royalties OTC Deficiency market potential $500M annual sales LUNAR-CF to treat Cystic Fibrosis (CF); Funded by the Class I CF market potential $900M annual sales LUNAR-OTC (ARCT-810) to treat Ornithine Transcarbamylase (OTC) Deficiency

LUNAR® Mechanism of Delivery LUNAR Associates with Cell Membrane Enters Cell Via Endocytosis Lipid Particle in Endosome pH-Mediated Disruption Rapid Biodegradation of Vehicle RNA in Cytosol RNA Processing and Translation Increased Acidity as Endosome Ages ARCTURUS THERAPEUTICS BUILDING INNOVATIVE RNA MEDICINES

ARCTURUS THERAPEUTICS

Arcturus Platform: Enabling Genetic Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Partner	Indication	Arcturus Chemistry	Arcturus Delivery	mRNA Process
LUNAR-HBV	Johnson & Johnson	Hepatitis B	RNA	LUNAR® Hepatocytes	ARCT
LUNAR-NASH	Takeda	NASH	RNA	LUNAR® Stellate Cells	ARCT
LUNAR-GSD3	ultragenyx pharmaceutical	Glycogen Storage Disease Type III	mRNA	LUNAR® Hepatocytes	ARCT
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease	mRNA	LUNAR® Hepatocytes	ARCT
LUNAR-RPL RNA Replicon	Large Pharma	Infectious Disease Prophylactic Vaccines	SGI's Replicon RNA	LUNAR®	Undisclosed

- **Greater than $1 Billion in Potential Milestones & Royalties**
- **Enabling Different Types of RNA – Messenger RNA, Gene Editing RNA, Replicon RNA**
- **Multiple Cell Types Targeted**

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BUILDING INNOVATIVE
RNA MEDICINES

LUNAR® Platform Substantial Preclinical Proof-of-Concept Demonstrated

- **Respiratory**
  - LUNAR-CF mRNA Intratracheal Inhalation ✓ (Cystic Fibrosis Foundation)
- **Ophthalmology**
  - mRNA Intravitreal Sub-retinal ✓
- **Infectious Disease**
  - Gene Editing RNA ✓
  - Janssen siRNA triplicate ✓ (Johnson & Johnson)
- **Vaccines**
  - **Cancer**
    - mRNA *Shared Antigens* ✓
    - mRNA *Neoantigens* ✓ (Providence Therapeutics)
  - **Inf. Disease**
    - mRNA Animal Health ✓ (Synthetic Genomics)
- **Liver**
  - **Hepatocytes**
    - LUNAR-OTC (ARCT-810) mRNA ✓
    - Ultragenyx LUNAR-GSD3 mRNA ✓ (Ultragenyx Pharmaceutical)
  - **Stellate Cells**
    - Takeda LUNAR-NASH ✓ (Takeda)

LUNAR® Platform Preclinical Proof-of-Concept Demonstrated in Hepatocytes, Liver Stellate Cells, Bronchial Epithelial Cells (Lung), Photoreceptors (Eye), Infectious Diseases, Cancer Vaccines

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Target Opportunities for LUNAR® Delivery Platform Exceed $100 Billion in Potential Value


Oral
Respiratory
Ophthalmology
Kidney
Spleen
Immune System
CNS
Liver
Topical
Transcription Factors
Intracellular Targets
Gene Editing
Infectious Disease (non-vaccine)
Vaccines
Immuno-oncology (non-vaccine)
Cancer
Inf. Disease
mRNA
geRNA
DNA

BUILDING INNOVATIVE RNA MEDICINES

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ARCTURUS THERAPEUTICS

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Indication	IND Date	Route of Administration	Target Organ	Target Cells	Prevalence Worldwide
LUNAR-OTC (ARCT-810)	Ornithine Transcarbamylase (OTC) Deficiency	Q1 2020	Intravenous (i.v.)	Liver	Hepatocytes	> 10,000
LUNAR-CF	Cystic Fibrosis	H2 2020	Nebulized Aerosol to Lung	Lung	Bronchial Epithelial Cells	> 70,000
LUNAR-GSD3 (UX053)	Glycogen Storage Disease Type III	2020	Intravenous (i.v.)	Liver	Hepatocytes	

- **Pipeline programs focus on messenger RNA (mRNA) drug products for rare diseases**
- **LUNAR-OTC (ARCT-810, intravenous mRNA medicine): Investigational New Drug (IND) Filing Target Q1 2020**
- **LUNAR-CF is funded by the Cystic Fibrosis (CF) Foundation – IND Target H2 2020**
- **LUNAR-GSD3 (UX053) is a licensed program, partnered with Ultragenyx – IND Target 2020**

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OTC Deficiency Market Opportunity LUNAR-OTC Aims to Restore Enzyme Function Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation Unmet Medical Need Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate) Present standard of care does not effectively prevent spikes of ammonia. OTC Deficiency patients are typically referred for liver transplant. Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death 10,000 worldwide prevalence BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

LUNAR-OTC 10 BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model Survival of OTC-deficient Mice on High Protein Diet Weekly LUNAR-OTC Treatment

ARCTURUS THERAPEUTICS

LUNAR-OTC

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

BUILDING INNOVATIVE
RNA MEDICINES

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

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Arcturus Safety Profile 12 BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS External Validation Multiple strategic partnerships over many years confirms the positive safety profile of Arcturus LUNAR® and mRNA Arcturus is committed to developing safe mRNA products 15 studies over several years with strategic partners Over $3 Million invested to date   Top Safety Concern for RNA Medicines is Delivery Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs) @ 15 mg/kg single dose of non-coding RNA @ 3 mg/kg x eight (8) weekly doses of non-coding RNA (total of 24 mg/kg over 2 months)   Arcturus mRNA chemistry shows promising efficacy and tolerability data Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg Well tolerated in mouse @ 7 mg/kg single dose   IND-enabling toxicology studies at higher doses will provide Maximum Tolerated Dose (MTD)

LUNAR-CF Aims to Restore CFTR Function An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF-patients, independent of any genotype A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF-patients Cystic Fibrosis: The most common rare disease in the United States Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure 70,000 worldwide prevalence Cystic Fibrosis Market Opportunity Unmet Medical Need No CFTR functional corrector is approved for treatment of all patients Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

LUNAR® Targeting Lung NEBULIZATION AND DELIVERY TO LUNG Functional Delivery of LUNAR®-mRNA into Lung Epithelial Cells LUNAR-Luc mRNA LUNAR® Delivery into Bronchial Epithelial Cells (BECs) Nebulization TdTomato/FoxJ1/Dapi BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

Drug Substance: mRNA Design INTERNAL RNA DEVELOPMENT PLATFORMS Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs Weekly Dosing in Non-Human Primates Arcturus’ proprietary mRNA optimization platform Optimized conditions mRNA sequence Chemistry Process optimization Improved protein expression and duration Improved functional activity Sustained hEPO activity in NHPs upon repeat dosing BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

Arcturus mRNA Manufacturing Arcturus’ Internal mRNA Production: Up to 30 g in Less Than One Week ARCTURUS THERAPEUTICS Features Benefits Optimized IVT Method Reduced Cost; Higher Purity Improved Capping Reaction Reduced Cost of Goods Proprietary Purification Process Higher Purity in a Shorter Time Efficient Entire Process Less Than One Week Scalable to > 1Kg Access Large Patient Populations Adaptable Can Utilize a Variety of Modifications BUILDING INNOVATIVE RNA MEDICINES DNA Template Production IVT and Capping Reaction Purification Process Buffer Exchange & Concentration

BUILDING INNOVATIVE RNA MEDICINES Drug Product: LUNAR® Formulation & Production PROPRIETARY REPRODUCIBLE & SCALABLE PRODUCTION PROCESS LUNAR® Has Been Successfully Scaled From Milligram to Multigram Batch Sizes LUNAR® Reproducibility LUNAR® Scalability Particle Size % Encapsulated RNA % Encapsulated RNA Particle Size ARCTURUS THERAPEUTICS

Management Team ARCTURUS THERAPEUTICS Joseph E. Payne, MSc Founder, President & CEO Andrew Sassine, MBA CFO Dr. Pad Chivukula Founder, CSO & COO Kevin Skol, MBA Sr. VP of Business Development & Alliance Management Dr. Suezanne Parker VP of Translational Biology BUILDING INNOVATIVE RNA MEDICINES